Morgan Stanley High Income Advantage Trust II
                     Item 77(o) 10f-3 Transactions
                   July 1, 2002 - December 31, 2002

Security Date of    Price    Shares  %of     Total         Purcha   Broker
         Purchase   Of       Purcha  Assets  Issued        sed
                    Shares   sed                           By
                                                           Fund

Radio    05/04/01   $100.00  185,00  0.316%  $300,000,000  0.062%   Banc
One                          0                                      of
8.875%                                                              Americ
                                                                    a
                                                                    Secs;
                                                                    Credit
                                                                    Suisse
                                                                    First
                                                                    Boston
                                                                    ;
                                                                    Deutsc
                                                                    he
                                                                    Banc
                                                                    Alex
                                                                    Brown;
                                                                    Blaylo
                                                                    ck &
                                                                    Partne
                                                                    rs;
                                                                    First
                                                                    Union
                                                                    Secs;
                                                                    TD
                                                                    Secs